SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ESB Financial Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, schedule or registration statement no.:

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(4)	Date filed:

[ESB Financial Corporation Letterhead]

March 18, 2005

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of ESB Financial Corporation. The meeting will be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005, at 4:00 p.m., local time. The matters to be considered by stockholders at the annual meeting are described in detail in the accompanying materials.

The board of directors of ESB Financial Corporation has determined that the matters to be considered at the annual meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the proxy statement, the board unanimously recommends that you vote “FOR” each matter to be considered.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. Let me urge you to mark, sign and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in ESB Financial Corporation is appreciated.

Sincerely,

/s/ CHARLOTTE A. ZUSCHLAG
Charlotte A. Zuschlag
President and Chief Executive Officer

ESB FINANCIAL CORPORATION

600 Lawrence Avenue

Ellwood City, Pennsylvania 16117

(724) 758-5584

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 20, 2005

NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders of ESB Financial Corporation (the “Company”) will be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005, at 4:00 p.m., local time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect two directors for a three-year term and until their successors are elected and qualified;

(2)	To approve the ESB Financial Corporation 2005 Stock Incentive Plan;

(3)	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and

(4)	To transact such other business as may properly come before the meeting or any adjournment thereof. Except with respect to procedural matters incident to the conduct of the annual meeting, management is not aware of any other matters which could come before the annual meeting.

The board of directors has fixed March 4, 2005 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ FRANK D. MARTZ
Frank D. Martz
Group Senior Vice President of
Operations and Secretary

March 18, 2005

Ellwood City, Pennsylvania

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

ESB FINANCIAL CORPORATION

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

APRIL 20, 2005

General

This proxy statement is being furnished to the holders of common stock, $0.01 par value per share, of ESB Financial Corporation (the “Company”), the savings and loan holding company of ESB Bank (including all predecessors thereto, the “Bank”), in connection with the solicitation of proxies by the board of directors of the Company for use at its annual meeting of stockholders to be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005, at 4:00 p.m., local time, and at any adjournment thereof, for the purposes set forth in the notice of annual meeting of stockholders. This proxy statement is first being mailed to stockholders on or about March 18, 2005.

Voting Rights

Only stockholders of record at the close of business on March 4, 2005 (the “record date”) will be entitled to notice of and to vote at the annual meeting. At such date, there were 13,537,345 shares of common stock issued and outstanding and the Company had no other class of equity securities outstanding.

Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes cast at the annual meeting is required for approval of the proposals to approve the Company’s 2005 Stock Incentive Plan (“Incentive Plan”) and to ratify the appointment of the Company’s independent registered public accounting firm.

Under rules applicable to broker-dealers, the election of directors and the proposal to ratify the auditors are considered “discretionary” items upon which brokerage firms may vote in their discretion on behalf of their client if such clients have not furnished voting instructions. The proposal to approve the Incentive Plan is a “non-discretionary” item for which brokerage firms may not vote without instructions from clients and, thus, there may be broker “non-votes” at the meeting. Abstentions and broker “non-votes” will be counted for purposes of determining the presence of a quorum at the annual meeting. However, because of the required votes, abstentions and broker “non-votes” will have no effect on the voting for the election of directors or the proposals to approve the Incentive Plan and to ratify the appointment of the Company’s independent registered public accounting firm.

Proxies

Shares of common stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted in accordance with the instructions indicated on the proxies. If no contrary instructions are given, each proxy received will be voted (i) FOR the nominees for director described herein; (ii) FOR approval of the 2005 Stock Incentive Plan; (iii) FOR ratification of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005; and (iv) upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Frank D. Martz, Group Senior Vice President of Operations and Secretary, ESB Financial Corporation, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

Beneficial Ownership

The following table sets forth information as to the common stock beneficially owned, as of March 4, 2005, by (i) the only persons or entities, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock, (ii) each director and director nominee of the Company, (iii) certain named executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership as of March 4, 2005(1)		Percent of Common Stock
ESB Financial Corporation Employee Stock Ownership Plan Trust 600 Lawrence Avenue Ellwood City, Pennsylvania 16117	1,699,573	(2)	12.6%

Directors and nominees:

Charles Delman Lloyd L. Kildoo Mario J. Manna William B. Salsgiver Herbert S. Skuba James P. Wetzel, Jr. Charlotte A. Zuschlag	57,016 276,714 76,094 361,381 164,889 113,499 470,809	(3) (4) (5) (6) (7) (8) (9)	* 2.0 * 2.7 1.2 * 3.4

Named Executive Officers:

Thomas F. Angotti Charles P. Evanoski Frank D. Martz Todd F. Palkovich	121,561 120,631 192,446 106,462	(10) (11) (12) (13)	* * 1.4 *

Directors and executive officers of the Company as a group (13 persons)	2,136,520	(14)	15.2

*	Amounts to less than 1.0% of the issued and outstanding common stock.

(1)	Pursuant to rules promulgated by the Securities and Exchange Commission (the “SEC”) under the Exchange Act, a person or entity is considered to beneficially own shares of common stock if the person or entity has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or direct the disposition of the shares. Unless otherwise indicated, a person has sole voting power and sole investment power with respect to the indicated shares. Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(2)	The ESB Financial Corporation Employee Stock Ownership Plan Trust (“Trust”) was established pursuant to the ESB Financial Corporation Employee Stock Ownership Plan (“ESOP”) by an agreement between the Company and Messrs. Salsgiver, Kildoo, Skuba and Manna who act as trustees of the ESOP. As of the record date, 503,929 shares held in the Trust were unallocated, and 1,165,644 shares held in the Trust had been allocated to the accounts of participating employees. Under the terms of the ESOP, the trustees will generally vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees, and allocated shares for which employees do not give instructions will generally be voted in the same ratio on any matter as to those shares for which instructions are given. Unallocated shares held in the ESOP will be voted by the ESOP trustees in accordance with their fiduciary duties as trustees.

(3)	Includes 27,405 shares owned by Mr. Delman’s wife, 1,629 shares held in Mr. Delman’s IRA and 27,982 shares which may be acquired by Mr. Delman upon the exercise of stock options exercisable within 60 days of the record date.

(4)	Includes 54,789 shares held by Mr. Kildoo’s wife, 125,426 shares owned jointly with Mr. Kildoo’s wife, with whom voting and dispositive power is shared and 18,100 shares which may be acquired by Mr. Kildoo upon the exercise of stock options exercisable within 60 days of the record date.

(5)	Includes 16,225 shares held by Mr. Manna’s wife, 7,180 shares held in Mr. Manna’s IRA, 4,898 shares held in Mr. Manna’s wife’s IRA and 25,548 shares which may be acquired by Mr. Manna upon the exercise of stock options exercisable within 60 days of the record date.

(6)	Includes 219,316 shares owned jointly with Mr. Salsgiver’s wife, with whom voting and dispositive power is shared, 13,881 shares owned jointly by Mr. Salsgiver’s wife and mother-in-law, 18,721 shares which may be acquired by Mr. Salsgiver upon the exercise of stock options exercisable within 60 days of the record date and 30,323 shares held in trust for which he is trustee.

(7)	Includes 38,176 shares held by Mr. Skuba’s wife, 56,088 shares owned jointly with Mr. Skuba’s wife, with whom voting and dispositive power is shared, 7,566 shares held in Mr. Skuba’s IRA and 21,782 shares which may be acquired by Mr. Skuba upon the exercise of stock options exercisable within 60 days of the record date. Does not include 110,927 shares owned by the Ellwood City Hospital, of which Mr. Skuba serves as President and Chief Executive Officer and as to which beneficial ownership is disclaimed.

(8)	Includes 11,835 shares held by Mr. Wetzel’s wife, 1,802 shares held by Mr. Wetzel’s son and 20,597 shares held in the Peoples Home Savings Bank Employee Stock Ownership Plan for the account of Mr. Wetzel. The share amounts for Mr. Wetzel may be adjusted based on the allocation procedures in connection with the exchange of common stock of the Company for common stock of PHSB Financial Corporation pursuant to the acquisition of PHSB by the Company in February 2005.

(9)	Includes 2,447 shares held in trust for Ms. Zuschlag’s niece and four nephews, for which she is custodian, 449 shares held in trust for Ms. Zuschlag’s two godsons, for which she is custodian, 7,470 shares held in Ms. Zuschlag’s IRA, 173,182 shares which may be acquired by Ms. Zuschlag upon the exercise of stock options exercisable within 60 days of the record date, 55,126 shares held by the ESOP for the account of Ms. Zuschlag, 5,804 shares held in a management recognition plan (“MRP”) which may be voted by Ms. Zuschlag pending vesting and distribution, and 3,847 shares held by the Company’s profit sharing plan account for Ms. Zuschlag. Does not include 27,113 shares held by a trust established by the Company to fund certain benefits to be paid to Ms. Zuschlag pursuant to an excess benefit plan. Ms. Zuschlag does not possess voting or investment power with respect to such shares. See “Executive Compensation - Excess Benefit Plan.”

(10)	Includes 1,620 shares owned jointly with Mr. Angotti’s wife, with whom voting and dispositive power is shared, 4,756 shares held by Mr. Angotti’s wife, 70,796 shares which may be acquired by Mr. Angotti upon the exercise of stock options exercisable within 60 days of the record date, 17,204 shares held by the ESOP for the account of Mr. Angotti, 2,038 shares held in a MRP which may be voted by Mr. Angotti pending vesting and distribution, and 8,847 shares held by the profit sharing plan account for Mr. Angotti.

(11)	Includes 59,978 shares which may be acquired by Mr. Evanoski upon the exercise of stock options exercisable within 60 days of the record date, 27,284 shares held by the ESOP for the account of Mr. Evanoski, 2,038 shares held in a MRP which may be voted by Mr. Evanoski pending vesting and distribution, and 2,858 shares held by the profit sharing plan account for Mr. Evanoski.

(12)	Includes 91,299 shares owned jointly with Mr. Martz’s wife, with whom voting and dispositive power is shared, 46,197 shares which may be acquired by Mr. Martz upon the exercise of stock options exercisable within 60 days of the record date, 6,961 shares which may be acquired by Mr. Martz’s wife upon the exercise of stock options exercisable within 60 days of the record date, 31,639 shares held by the ESOP for the account of Mr. Martz, 10,603 shares held by the ESOP for the account of Mr. Martz’s wife, 2,038 shares held in a MRP which may be voted by Mr. Martz pending vesting and distribution, 25 shares held in a MRP which may be voted by Mr. Martz’s wife pending vesting and distribution, 2,858 shares held by the profit sharing plan account for Mr. Martz and 826 shares held by the profit sharing plan account for Mr. Martz’s wife.

(13)	Includes 4,933 shares held in Mr. Palkovich’s IRA, 16,583 shares held jointly with Mr. Palkovich’s wife, 39,275 shares which may be acquired by Mr. Palkovich upon the exercise of stock options exercisable within 60 days of the record date, 30,829 shares held by the ESOP for the account of Mr. Palkovich, 2,038 shares held in a MRP which may be voted by Mr. Palkovich pending vesting and distribution, and 2,846 shares held by the profit sharing plan account for Mr. Palkovich.

(14)	Includes 515,156 shares which may be acquired by all directors and officers of the Company as a group upon the exercise of stock options exercisable within 60 days of the record date. Also includes 182,220, 13,956 and 23,136 shares which are held by the ESOP, the profit sharing plan and the MRP, respectively, which have been allocated to the accounts of participating officers and, consequently, will be voted at the annual meeting by direction of such participating officers. Does not include 27,113 shares held by a trust established by the Company to fund certain benefits to be paid to the President and Chief Executive Officer of the Company. See “Executive Compensation - Excess Benefit Plan.”

ELECTION OF DIRECTORS

The articles of incorporation and bylaws of the Company provide that the board of directors shall be divided into three classes as nearly equal in number as possible, and that the members of each class shall be elected for terms of three years and until their successors are elected and qualified, with one of the three classes of directors to be elected each year. The number of directors currently authorized by the Company’s bylaws is seven.

At the annual meeting, stockholders of the Company will be asked to elect two directors for a three-year term and until their successors are elected and qualified. The two nominees for election as directors were selected by the nominating committee of the board of directors. There are no arrangements or understandings between the persons named and any other person pursuant to which such person was selected as a nominee for election as a director at the annual meeting, and no director or nominee for director is related to any other director or executive officer of the Company by blood, marriage or adoption.

James P. Wetzel, Jr. was elected to the board in February 2005 upon completion of the acquisition of PHSB Financial Corporation. Pursuant to the merger agreement for the acquisition of PHSB, the Company agreed to elect James P. Wetzel, Jr. to the board of directors of the Company, with an initial term that expires at the 2006 annual meeting of stockholders, and at such time to nominate Mr. Wetzel for election as a director for an additional three year term, subject to Mr. Wetzels’ compliance with the Company’s applicable director requirements and the fiduciary duties of the board of directors.

If any person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the board of directors of the Company. At this time, the board of directors knows of no reason why any of the nominees may not be able to serve as a director if elected.

Article 7.F of the Company’s articles of incorporation governs nominations for election to the board of directors and requires all nominations for election to the board of directors, other than those made by or at the direction of the board, to be made pursuant to timely notice in writing to the Secretary of the Company, as set forth in the articles of incorporation. To be timely, with respect to an election to be held at an annual meeting of stockholders, a stockholders’ notice must be delivered to, or mailed and received at, the principal executive offices of the Company, not later than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Each written notice of a stockholder nomination must set forth certain information specified in the articles of incorporation. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth in the articles of incorporation.

Information with Respect to Nominees for Director and Continuing Directors

The following tables present information concerning each nominee for director and each director whose term continues and reflects his/her tenure as a director of the Company and his/her principal occupation during the past five years.

All of the members of the board of directors, except Ms. Zuschlag and Mr. Wetzel, are independent as defined in the rules of the Nasdaq Stock Market.

Nominees for Director for a Three-Year Term Expiring in 2008

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Herbert S. Skuba	66	Vice Chairman of the Board of the Company and ESB Bank; Director, President and Chief Executive Officer of Ellwood City Hospital, Ellwood City, Pennsylvania.	1988

Charles Delman	79	Director; retired; former Chairman, President and Chief Executive Officer of ESB Bancorp, Inc. from June 1989 to March 1994 and President of Economy Savings Bank, PaSA from 1971 to December 1992.	1994

The Board of Directors Recommends a Vote For Election of the Above Nominees for Director.

Members of the Board of Directors Continuing in Office

Directors With Terms Expiring in 2006

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Charlotte A. Zuschlag	53	Director; President and Chief Executive Officer of the Company since February 1991 and of ESB Bank since June 1989.	1988

William B. Salsgiver	71	Chairman of the Board of the Company and ESB Bank; a principal of the property development and residential construction firm, Perry Homes, Zelienople, Pennsylvania.	1987

James P. Wetzel, Jr.	60	Director; former President and Chief Executive Officer of PHSB Financial Corporation from December 2001, and President of Peoples Home Saving Bank from 1986, until their acquisition by the Company in February 2005.	2005

Directors With Terms Expiring in 2007

Name	Age	Position with the Company and Principal Occupation During the Past Five Years	Director Since(1)
Lloyd L. Kildoo	65	Director; Owner and Funeral Director of Glenn-Kildoo Funeral Homes of Zelienople and Cranberry Township, Pennsylvania.	1986

Mario J. Manna	69	Director; Retired tax collector, Borough of Coraopolis, Pennsylvania	2001

(1)	Includes service with ESB Bank prior to the Bank’s conversion to the holding company form.

Executive Officers Who Are Not Directors

The following table sets forth certain information with respect to the executive officers of the Company who are not also directors of the Company. All executive officers of the Company are elected annually by the board of directors and shall serve at the discretion of the board.

Name	Age	Position with the Company and Principal Occupation During the Past Five Years
Frank D. Martz	49	Group Senior Vice President of Operations of the Company since January 2000 and Secretary of the Company since February 1991; Group Senior Vice President of Operations of ESB Bank since January 2000 and Secretary of ESB Bank since November 1989; Senior Vice President of Operations of the Company and ESB Bank from April 1993 through December 1999.

Charles P. Evanoski	46	Group Senior Vice President of the Company and ESB Bank since January 2000 and Chief Financial Officer of the Company and ESB Bank since April 1993; Senior Vice President of the Company and ESB Bank from April 1993 through December 1999.

Todd F. Palkovich	50	Group Senior Vice President of Lending of the Company and ESB Bank since January 2000; Senior Vice President of Lending of the Company and ESB Bank from April 1993 through December 1999.

Thomas F. Angotti	57	Group Senior Vice President of Administration of the Company since February 2000; President and Chief Executive Officer of SHS Bancorp, Inc. from September 1997 through February 2000; President and Chief Executive Officer of Spring Hill Savings Bank from April 1997 through May 2000; President of Spring Hill Savings Bank from September 1989 through April 1997.

Bonita L. Wadding	35	Senior Vice President and Controller of the Company since November 2003; Vice President and Controller of ESB Bank since September 2000; Assistant Vice President and Financial Analyst of ESB Bank since April 1997.

Richard E. Canonge	42	Senior Vice President and Treasurer of the Company and ESB Bank since February 2005; formerly served as Vice President and Chief Financial Officer of PHSB Financial Corporation from December 2001, and of Peoples Home Savings Bank from 1990, until their acquisition by the Company in February 2005.

Directors’ Compensation

As of December 31, 2004, except as described below, all non-employee directors of the Company receive $850 per month (except for Mr. Salsgiver who receives $1,360 per month as Chairman of the Board and Mr. Skuba who receives $1,105 per month as Vice Chairman of the Board) and are not compensated for attendance at committee meetings (except for members of the audit committee who receive $325 per meeting and Mr. Kildoo who receives $520 per meeting as Chairman of the audit committee). Full-time employee directors of the Company do not receive any fees for board or committee meetings. During 2004, total compensation paid to directors of the Company amounted to $70,686 in the aggregate. See also “Executive Compensation-Directors’ Retirement Plan.”

In connection with the acquisition of PHSB Financial Corporation, the Company entered into a consulting and noncompetition agreement with James P. Wetzel, Jr., who became a director of the Company in February 2005 upon completion of the merger. Mr. Wetzel agreed to provide consulting services to the Company and to not compete against the Company or its subsidiaries or affiliates for a period of three years following completion of the merger. In exchange, the Company agreed to pay Mr. Wetzel $180,000 per year, payable monthly, and to provide Mr. Wetzel with the continued use of the automobile previously owned by Peoples Home Savings Bank, with the Company to pay all insurance and repair costs on the automobile.

Code of Ethics for Directors, Executive Officers and Financial Professionals

The board of directors of the Company has adopted a code of ethics for the Company’s directors, executive officers, including the chief executive officer and the chief financial officer, and financial professionals. Our directors and officers are expected to adhere at all times to this code of ethics. We have posted this code of ethics on our website at www.esbbank.com.

The Company will disclose on its website at www.esbbank.com, to the extent and in the manner permitted by Item 5.05 of Form 8-K, the nature of any amendment to this code of ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this code of ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this code of ethics that has been made known to any of our executive officers.

Directors Attendance at Annual Meetings

Although we do not have a formal policy regarding attendance by members of the board of directors at annual meetings of stockholders, we expect that our directors will attend, absent a valid reason for not doing so. In 2004, all of our directors attended our annual meeting of stockholders.

The Board of Directors and Its Committees

Regular meetings of the board of directors of the Company are held on a monthly basis and special meetings of the board of directors of the Company are held from time-to-time as needed.

There were 13 meetings of the board of directors of the Company held during 2004. No director attended fewer than 75% of both the aggregate total number of meetings of the board of directors held during 2004 and the total number of meetings held by all committees of the board on which the director served during such year.

The board of directors of the Company has established various standing committees of the board, including executive, compensation, audit and nominating and corporate governance committees. The Company and its subsidiaries have other committees comprised of officers and directors of the Company and such subsidiaries which meet for specific purposes.

The executive committee of the Company is authorized to exercise the powers of the board of directors between regular meetings of the board. Currently, Messrs. Skuba, Salsgiver and Delman and Ms. Zuschlag (Chairperson) serve as members of this committee. During 2004, the executive committee met three times.

The compensation committee of the Company makes recommendations regarding officer salaries to the board of directors. Currently, Messrs. Salsgiver (Chairman), Kildoo and Manna serve as members of this committee. During 2004, the compensation committee met two times.

The Company established a nominating and corporate governance committee in May 2003 to evaluate and make recommendations to the board of directors for the election of directors. As of December 31, 2004, the members of this committee were Messrs. Salsgiver (Chairman), Kildoo and Manna. Each of these persons is independent within the meaning of the rules of the Nasdaq Stock Market. The nominating and corporate governance committee operates pursuant to a written charter, which can be viewed on our website at www.esbbank.com. During 2004, the nominating and corporate governance committee met two times.

The nominating and corporate governance committee considers candidates for director suggested by its members and other directors, as well as management and stockholders. The nominating and corporate governance committee also may solicit prospective nominees identified by it. A stockholder who desires to recommend a prospective nominee for the board should notify the Company’s Secretary or any member of the nominating and corporate governance committee in writing with whatever supporting material the shareholder considers appropriate. The nominating and corporate governance committee also considers whether to nominate any person nominated pursuant to the provision of the Company’s articles of incorporation relating to stockholder nominations, which is described under “Election of Directors.” The nominating and corporate governance committee has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires.

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination as director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. The committee also may consider the extent to which the candidate would fill a present need on the board of directors.

Once the nominating and corporate governance committee has identified a prospective nominee, the committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the committee with the recommendation of the prospective candidate, as well as the committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

The audit committee reviews the Company’s records and affairs to determine its financial condition, reviews the Company’s systems of internal control with management and the independent registered public accounting firm, and monitors the Company’s adherence in accounting and financial reporting to generally accepted accounting principles. Currently, Messrs. Kildoo (Chairman), Delman, Skuba and Manna serve as members of this committee. The audit committee met eight times during 2004. The members are independent as defined in the listing standards of the Nasdaq Stock Market.

The board of directors has determined that Mr. Delman, a member of the audit committee, meets the requirements recently adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

The board of directors has adopted an audit committee charter, a copy of which is available on the Company’s website at www.esbbank.com.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited financial statements with management. The audit committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 “Communication with Audit Committees,” as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent registered public accounting firm, the independent registered public accounting firm’s independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 for filing with the SEC.

Lloyd L. Kildoo, Chairman

Charles Delman

Herbert S. Skuba

Mario J. Manna

EXECUTIVE COMPENSATION

Summary

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Company or its subsidiaries for services rendered in all capacities during the last three fiscal years to the President and Chief Executive Officer and the four other highest compensated executive officers of the Company.

Summary Compensation Table

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(1)		Stock Grants (2)	Securities Underlying Options(3)	All Other Compensation(4)
Charlotte A. Zuschlag President and Chief Executive Officer	2004 2003 2002	$328,962 327,200 312,800	$118,000 86,380 102,800	$	— — —	$51,240 — —	15,000 15,000 18,000	$52,390 59,878 49,014

Charles P. Evanoski Group Senior Vice President and Chief Financial Officer	2004 2003 2002	$128,462 125,192 120,385	$32,000 22,000 26,400	$	— — —	$25,620 — —	4,000 4,000 4,800	$33,950 38,252 31,396

Frank D. Martz Group Senior Vice President of Operations and Secretary	2004 2003 2002	$128,462 125,192 120,385	$32,000 22,000 26,400	$	— — —	$25,620 — —	4,000 4,000 4,800	$33,950 38,252 31,396

Todd F. Palkovich Group Senior Vice President of Lending	2004 2003 2002	$128,462 125,192 120,385	$32,000 22,000 26,400	$	— — —	$25,620 — —	4,000 4,000 4,800	$33,950 38,252 31,396

Thomas F. Angotti Group Senior Vice President of Administration	2004 2003 2002	$123,112 114,677 110,346	$32,000 20,150 24,200	$	— — —	$25,620 — —	4,000 4,000 4,800	$32,583 35,039 28,833

(1)	Does not include amounts attributable to miscellaneous benefits received by the named executive officer, including the payment of club membership dues and the use and maintenance of an automobile. In the opinion of management of the Company, the costs to the Company of providing such benefits to the named executive officer during the year ended December 31, 2004 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2)	Represents the grant of 4,000, 2,000, 2,000, 2,000 and 2,000 shares of restricted common stock to Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Angotti, respectively, in 2004 pursuant to the MRP, which were deemed to have had the indicated value at the date of grant, and which had a fair market value at December 31, 2004 of $57,800, $28,900, $28,900, $28,900 and $28,900, respectively. The awards vest over seven years; 12.5% immediately and 12.5% each year from the date of grant. Dividends paid on the restricted common stock are paid to the recipient.

(3)	Represents grants of stock options under the Company’s stock option plans. The awards have been adjusted for subsequent stock splits and stock dividends.

(4)	During the year ended December 31, 2003, consists of amounts allocated, accrued or paid by the Company on behalf of Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Angotti pursuant to the profit sharing plan of $7,175, $5,616, $5,616, $5,616 and $5,429, respectively, and estimated allocations under the ESOP of $45,215, $28,334, $28,334, $28,334 and $27,154, respectively.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person, other than the Company’s ESOP, who owns 10% or more of the Company’s common stock.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that all applicable Section 16(a) filing requirements were satisfied by its officers and directors during 2004.

Stock Options

The following table sets forth certain information concerning individual grants of stock options pursuant to the Company’s stock option plans to the named executive officers during the year ended December 31, 2004.

Individual Grants					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(4)
Name	Options Granted(1)	% of Total Options Granted to Employees(2)	Exercise Price(3)	Expiration Date	5%	10%
Charlotte A. Zuschlag	15,000	22.9%	$14.50	11/15/14	$134,700	$340,350
Charles P. Evanoski	4,000	6.1	14.50	11/15/14	35,920	90,760
Frank D. Martz	4,000	6.1	14.50	11/15/14	35,920	90,760
Todd F. Palkovich	4,000	6.1	14.50	11/15/14	35,920	90,760
Thomas F. Angotti	4,000	6.1	14.50	11/15/14	35,920	90,760

(1)	The options vested immediately and are exercisable on the date of grant.

(2)	Percentage of options to purchase common stock granted to all employees during 2004.

(3)	The exercise price was based on the market price of the common stock on the date of grant.

(4)	Assumes compounded rates of return for the remaining life of the options and future stock prices of $23.48 and $37.19 at compounded rates of return of 5% and 10%, respectively.

The following table sets forth certain information concerning exercises of stock options by the named executive officers during the year ended December 31, 2004 and options held at December 31, 2004.

Aggregated Option Exercises in Last Fiscal Year and Year End Option Values

Name	Shares Acquired on Exercise(1)	Value Realized	Number of Unexercised Options at Year End(1)		Value of Unexercised Options at Year End(2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Charlotte A. Zuschlag	11,496	$98,636	173,182	—	$993,779	—
Charles P. Evanoski	4,598	35,956	59,978	—	375,156	—
Frank D. Martz	6,898	56,012	46,197	—	257,279	—
Todd F. Palkovich	25,301	256,751	39,275	—	197,946	—
Thomas F. Angotti	5,000	54,350	75,796	—	627,477	—

(1)	As adjusted for subsequent stock splits and stock dividends.

(2)	Based on a per share market price of $14.45 at December 31, 2004.

The following information sets forth certain information for all equity compensation plans and individual compensation agreements (whether with employees or non-employees, such as directors) in effect as of December 31, 2004.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (1)(2)	Weighted-average exercise price of outstanding options, warrants and rights (1)(2)	Number of securities remaining available for future issuance under equity compensations plans (excluding securities reflected in the first column)(2)
Equity compensation plans approved by security holders	882,082	$9.32	92,362
Equity compensation plans not approved by security holders	—	—	—

Total	882,082	$9.32	92,362

(1)	Includes outstanding options granted under the 1990 Stock Option Plan and the 1992 Stock Incentive Plan, which were approved by security holders and have expired. No additional options may be granted under these plans.

(2)	The table does not include information for equity compensation plans assumed by the Company in connection with acquisitions of the companies which originally established those plans. As of December 31, 2004, a total of 63,936 shares of common stock were issuable with a weighted-average exercise price of $4.02 upon exercise of outstanding options and 30,374 shares of restricted stock were outstanding which had not yet vested under those assumed plans. No additional options and 11,187 shares of restricted stock may be granted under the assumed plans.

Employment and Change of Control Agreements

ESB Bank has entered into an employment agreement with Ms. Zuschlag pursuant to which ESB Bank agreed to employ her as President and Chief Executive Officer for a term of three years with a current base salary of $350,100. Such salary may be increased at the discretion of the Board of Directors of ESB Bank but may not be decreased during the term of the agreement without the prior written consent of Ms. Zuschlag. On an annual basis, the board of directors of ESB Bank considers whether to renew the employment agreement for an additional year. The employment agreement is terminable with or without cause by ESB Bank. The employment agreement provides that in the event of a wrongful termination of employment (including a voluntary termination by Ms. Zuschlag as a result of ESB Bank’s material breach of the agreement or for “good reason” following a change in control of the Company, including a change in her position, salary or duties without her consent), Ms. Zuschlag would be entitled to (1) an amount of cash severance which is equal to three times her average annual compensation over the last five years, (2) continued participation in certain employee benefit plans of the Company, including medical and dental plans, for thirty-six months or shorter period upon her full-time employment by another employer; and (3) if Ms.Zuschlag is still receiving medical and dental coverage after the end of the thirty-six month period referred to in clause (2), then she would be entitled to continued medical and dental coverage until the earlier of Ms. Zuschlag’s death or the date Ms. Zuschlag receives medical and dental coverage from a subsequent employer substantially similar to the coverage provided by the Company, provided however, Ms. Zuschlag shall pay the employee share of the costs of such coverage provided pursuant to this clause (3) to the same extent as if she were still an employee. The employment agreement with ESB Bank provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then such payments and benefits received thereunder shall be reduced, in the manner determined by Ms. Zuschlag, by the minimum amount necessary to result in no portion of the payments and benefits being non-deductible by ESB Bank for federal income tax purposes. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient’s average annual compensation from the employer includable in the recipient’s gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

The Company has also entered into an employment agreement with Ms. Zuschlag to serve on terms substantially similar to the agreement entered into with ESB Bank, except as provided below. Ms. Zuschlag’s compensation, benefits and expenses are paid by the Company and ESB Bank in the same proportion as the time and services actually expended by her on behalf of each company. However, the agreement with the Company provides that severance payments payable to Ms. Zuschlag by the Company shall (1) include the amount by which the severance benefits payable by ESB Bank are reduced by Section 280G of the Code, and (2) not be subject to reduction in the event of a change in control as are the amounts payable by ESB Bank. As a result, the severance benefits payable by the Company may constitute “parachute payments” under Section 280G of the Code. In addition, the agreement with the Company provides that the Company shall reimburse Ms. Zuschlag for any resulting excise taxes payable by her, plus such additional amount as may be necessary to compensate her for the payment of state and federal income, excise and other employment-related taxes on the additional payments.

The Company and ESB Bank entered into change of control agreements with Messrs. Evanoski, Martz, Palkovich and Angotti in order to assist them in maintaining a stable and competent management base. The agreements provide for a three-year term, and subject to satisfactory performance reviews, among other things, shall extend on each anniversary date for an additional year so that the remaining term will be three years, unless either the Boards of Directors of the employers or the executive provides contrary written notice to the other not less than 30 days in advance of such anniversary date. The agreements are automatically extended for an additional one year upon a change in control, as defined. The agreements provide for payments in the event that certain adverse actions are taken with respect to the executive’s employment subsequent to a change in control in an amount equal to 2.99 times the respective executive’s annual compensation, as defined.

Excess Benefit Plan

The Company has adopted an excess benefit plan for the purpose of permitting Ms. Zuschlag, and any other employees of the Company who may be designated pursuant to the plan, to receive certain benefits that Ms. Zuschlag and any other employees of the Company otherwise would be eligible to receive under the Company’s retirement and profit sharing plan and ESOP but for the limitations set forth in Sections 401(a)(17), 402(g) and 415 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to the excess benefit plan, during any plan year the Company shall make matching contributions on behalf of the participant in an amount equal to the amount of matching contributions that would have been made by the Company on behalf of the participant but for limitations in the Code, less the actual amount of matching contributions actually made by the Company on behalf of the participant. Finally, the excess benefit plan generally provides that during any plan year a participant shall receive a supplemental ESOP allocation in an amount equal to the amount which would have been allocated to the participant but for limitations in the Code, less the amount actually allocated to the participant pursuant to the ESOP. The supplemental benefits to be received by a participant pursuant to the excess benefit plan shall be credited to an account maintained pursuant to the plan within 180 days after the end of each plan year. In connection with its adoption of the excess benefit plan, the Company adopted a trust which currently holds 27,113 shares of common stock to fund its obligation to Ms. Zuschlag under the excess benefit plan.

Supplemental Executive Retirement Plan

The Company has adopted a Supplemental Executive Benefit Plan (“SERP”) in order to provide supplemental retirement and death benefits for certain key employees of the Company. Under the SERP, participants shall receive an annual retirement benefit following retirement at age 65 equal to 25% of the participant’s final average pay multiplied by a target retirement benefit percentage. Final average pay is based upon the participant’s last three year’s compensation and the target benefit percentage is equal to the fraction resulting from the participant’s years of credited service divided by 20. Benefits under the plan are payable in ten equal annual payments and a lesser benefit is payable upon early retirement at age 55 with at least ten years of service. If a participant dies prior to retirement, the participant’s estate will receive a lump sum payment equal to the net present value of future benefit payments under the plan. At December 31, 2004, Ms. Zuschlag and Messrs. Evanoski, Martz, Palkovich and Angotti had 17, 22, 26, 14 and 18 years of credited service under the SERP, respectively.

Directors’ Retirement Plan

The Company and the Bank have adopted the ESB Financial Corporation Directors’ Retirement Plan and entered into director retirement agreements with each director of the Company and the Bank. The plan provides that any retiring director with a minimum of five or more years of service with the Company or the Bank and a minimum of 10 total years of service, including years of service with any bank acquired by the Company or the Bank, that remains in continuous service as a board member until age 75 will be entitled to receive an annual retirement benefit equal to his or her director’s fees earned during the last full calendar year prior to his or her retirement date, multiplied by a ratio, ranging from 25% to 50%, based on the director’s total years of service. The maximum ratio of 50% of fees requires 20 or more years of service and the minimum ratio of 25% of fees requires 10 years of service. Retirement benefits may also be payable under the plan if a director retires from service as a director prior to attaining age 75. During 2004, Messrs. Smith and Blank received benefits of $14,256 and $9,504, respectively, under the plan.

Compensation Committee

Executive compensation is determined by the compensation committee of the board of directors. The report of the compensation committee with respect to compensation for the Chief Executive Officer and all other executive officers is set forth below, as defined.

The compensation committee of the board of directors has furnished the following report on executive compensation:

The executive compensation program is administered by the compensation committee of the board of directors, which is composed of the individuals listed below this report, none of whom is a full-time employee director of the Company. The committee makes recommendations regarding officer salaries to the board of directors.

The committee determines the level of salary increases, if any, to take effect on December 1 after reviewing various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with a particular focus on the level of compensation paid by comparable institutions in ESB Bank’s market. Also, it is the policy of the committee to determine the salary components of executive compensation upon the basis of corporate performance. The performance factors which the committee considers are profitability, capital levels, and performance relative to such industry standards as problem asset levels, loan production, regulatory compliance, and asset-liability management. The committee also considers whether or not the overall value of the Company has improved from year to year.

The Company’s executive compensation program is designed to:

•	Align the interests of executives with the interests of the stockholders by providing performance based awards in cash and stock; and

•	Allow the Company to compete for and retain executives critical to the Company’s success by providing an opportunity for compensation that is comparable to the levels offered by other companies in our market.

Stock options were granted to executive officers of the Company during fiscal 2003 and 2004. In each year, Ms. Zuschlag received options to purchase 15,000 shares of common stock and Messrs. Evanoski, Martz, Palkovich and Angotti each received options to purchase 4,000 shares of common stock.

Bonuses were paid to the executive officers of the Company during fiscal 2003 and 2004. Ms. Zuschlag was paid $86,380 during fiscal 2003 and Messrs. Evanoski, Martz, Palkovich and Angotti were paid a bonus of $22,000, $22,000, $22,000 and $20,150, respectively. In 2004, Zuschlag was paid $118,000 and Messrs Evanoski, Martz, Palkovich and Angotti were paid a bonus of $32,000, $32,000, $32,000 and $32,000, respectively.

Ms. Zuschlag’s compensation increased from $327,200 for fiscal 2003 to $328,962 for fiscal 2004. Messrs. Evanoski, Martz and Palkovich’s compensation increased from $125,192 for fiscal 2003 to $128,462 for fiscal 2004 and Mr. Angotti’s compensation increased from $114,677 for fiscal 2003 to $123,112 for fiscal 2004.

The committee reviewed and considered various published compensation surveys, the executive officers scope of responsibilities relating to ESB Financial Corporation’s continuing growth as well as the aforementioned factors, the committee recommended to the board of directors that Ms. Zuschlag’s annual base salary be increased to $350,100 and that Messrs. Evanoski, Martz, Palkovich and Angotti’s base salary be increased to $140,000, effective December 1, 2004.

The Compensation Committee

William B. Salsgiver (Chairman)
Lloyd L. Kildoo
Mario J. Manna

Performance Graph

The following graph compares the yearly cumulative total return on the common stock over a five-year measurement period with the yearly cumulative total return on the stocks included in (i) the NASDAQ-Total US companies and (ii) the SNL Securities All Banks and Thrifts Index. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable year.

ESB Financial Corporation

	Period Ending
Index	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04
ESB Financial Corporation	100.00	94.44	123.87	191.84	293.68	271.42
NASDAQ Composite	100.00	60.82	48.16	33.11	49.93	54.49
SNL All Bank & Thrift Index	100.00	120.80	122.59	115.19	156.16	174.88

Source : SNL Financial LC, Charlottesville, VA	(434) 977-1600
© 2005

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In accordance with applicable federal laws and regulations, ESB Bank offers mortgage loans to its directors, officers and full-time employees for the financing of their primary residences as well as various consumer loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features.

Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must (i) be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings association with non-affiliated parties; (ii) be pursuant to underwriting standards that are no less stringent than those applicable to comparable transactions with non-affiliated parties; (iii) not involve more than the normal risk of repayment or present other unfavorable features; and (iv) not exceed, in the aggregate, the institution’s unimpaired capital and surplus, as defined.

As of December 31, 2004, two of the directors and executive officers of the Company, or their affiliates, had aggregate loan balances in excess of $60,000, which amounted to $739,000 in the aggregate. All such loans were made by ESB Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectibility.

In connection with the acquisition of PHSB Financial Corporation, the Company entered into a consulting and noncompetition agreement with James P. Wetzel, Jr., who became a director of the Company in February 2005 upon completion of the merger. See “Election of Directors – Directors’ Compensation.”

PROPOSAL TO ADOPT THE 2005 STOCK INCENTIVE PLAN

General

The board of directors has adopted the 2005 Stock Incentive Plan which is designed to attract and retain qualified personnel in key positions, provide officers and key employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Incentive Plan is also designed to attract and retain qualified directors for the Company. The Incentive Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code (“incentive stock options”), non-incentive or compensatory stock options, stock appreciation rights and share awards of restricted stock, which may be based upon performance goals (collectively “Awards”). Awards will be available for grant to officers, key employees and directors of the Company and any subsidiaries, except that non-employee directors will be eligible to receive only awards of non-incentive stock options under the plan.

Description of the Incentive Plan

The following description of the Incentive Plan is a summary of its terms and is qualified in its entirety by reference to the Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.

Administration. The Incentive Plan will be administered and interpreted by a committee of the board of directors that is comprised solely of two or more non-employee directors.

Stock Options. Under the Incentive Plan, the board of directors or the committee will determine which officers, key employees and non-employee directors will be granted options, whether such options will be incentive or compensatory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of common stock and when such options become exercisable. The per share exercise price of an incentive stock option shall at least equal to the fair market value of a share of common stock on the date the option is granted, and the per share exercise price of a compensatory stock option shall at least equal the greater of par value or the fair market value of a share of common stock on the date the option is granted.

All options granted to participants under the Incentive Plan shall become vested and exercisable at the rate, and subject to such limitations, as specified by the board of directors or the committee at the time of grant. Notwithstanding the foregoing, no vesting shall occur on or after a participant’s employment or service with the Company is terminated for any reason other than his death, disability or retirement. Unless the committee or board of directors shall specifically state otherwise at the time an option is granted, all options granted to participants shall become vested and exercisable in full on the date an optionee terminates his employment or service with the Company or a subsidiary company because of his death, disability or retirement. In addition, all stock options will become vested and exercisable in full upon a change in control of the Company, as defined in the Incentive Plan.

Each stock option or portion thereof shall be exercisable at any time on or after it vests and is exercisable until the earlier of ten years after its date of grant or three months after the date on which the employee’s employment terminated (three years after termination of service in the case of non-employee directors), unless extended by the committee or the board of directors to a period not to exceed five years from such termination. Unless stated otherwise at the time an option is granted (i) if an employee terminates his employment with the Company as a result of disability or retirement without having fully exercised his options, the optionee shall have one year following his termination due to disability or retirement to exercise such options, and (ii) if an optionee terminates his employment or service with the Company following a change in control of the Company without having fully exercised his options, the optionee shall have the right to exercise such options during the remainder of the original ten year term of the option. However, failure to exercise incentive stock options within three months after the date on which the optionee’s employment terminates may result in adverse tax consequences to the optionee. If an optionee dies while serving as an employee or a non-employee director or terminates employment or service as a result of disability or retirement and dies without having fully exercised his options, the optionee’s executors, administrators, legatees or distributees of his estate shall have the right to exercise such options during the one year period following his death, provided no option will be exercisable more than ten years from the date it was granted.

Stock options are non-transferable except by will or the laws of descent and distribution. Notwithstanding the foregoing, an optionee who holds non-qualified options may transfer such options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the optionee who originally received the grant or to an individual or trust to whom the optionee could have initially transferred the option. Options which are so transferred shall be exercisable by the transferee according to the same terms and conditions as applied to the optionee.

Payment for shares purchased upon the exercise of options may be made (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Company the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the board or the committee, by delivering shares of common stock (including shares acquired pursuant to the exercise of an option) equal in fair market value to the purchase price of the shares to be acquired pursuant to the option, (iv) at the discretion of the board or the committee, by withholding some of the shares of common stock which are being purchased upon exercise of an option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of common stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Company pursuant to a plan thereof, in each case more than six months prior to the exercise date of the option.

Share Awards. Under the Incentive Plan, the board of directors or the committee is authorized to grant share awards, which are a right to receive a distribution of shares of common stock. Shares of common stock granted pursuant to a share award will be in the form of restricted stock which shall vest upon such terms and conditions as established by the committee. The board or the committee will determine which officers and key employees will be granted share awards, the number of shares subject to each share award, whether the share award is contingent upon achievement of certain performance goals and the performance goals, if any, required to be met in connection with a share award. Non-employee directors are not eligible to receive share awards. The number of shares available to be issued as share awards will not exceed 130,000 shares, or 20% of the total number of shares available for issuance under the Incentive Plan.

If the employment of a share award recipient is terminated before the share award is completely earned, the recipient will forfeit the right to any shares subject to the share award that has not been earned, except as set forth below. All shares subject to a share award held by a recipient whose employment or service with the Company or a subsidiary company terminates due to death, disability or retirement will be deemed fully earned as of the recipient’s last day of employment or service. In addition, all shares subject to a share award held by a recipient will be deemed to be fully earned as of the effective date of a change of control of the Company.

A recipient of share award will not be entitled to receive any dividends declared on the common stock and will not be entitled to any voting rights with respect to an unvested share award until it vests. Share awards are not transferable by the recipient and shares subject to a share award may only be earned by and paid to the recipient who was notified in writing of such award by the committee.

The committee may determine to make any share award a performance share award by making such award contingent upon the achievement of a performance goal, or any combination of performance goals. Each performance share award will be evidenced by a written agreement setting forth the performance goals applicable to such award. All determinations regarding the achievement of any performance goal will be made by the committee. Each performance share award will be granted and administered to comply with the requirements of Section 162(m) of the Code. Notwithstanding anything to the contrary in the Incentive Plan, a recipient of a performance award shall have no rights as a stockholder until the shares of Common Stock covered by the performance share award are issued to the recipient according to the terms thereof.

Stock Appreciation Rights. Under the Incentive Plan, the board of directors or the committee is authorized to grant rights to optionees (“stock appreciation rights”) under which an optionee may surrender any exercisable incentive stock option or compensatory stock option or part thereof in return for payment by the Company to the optionee of common stock in an amount equal to the excess of the fair market value of the shares of common stock subject to option at the time over the option price of such shares. Stock appreciation rights may be granted concurrently with the stock options to which they relate or at any time thereafter which is prior to the exercise or expiration of such options.

Number of Shares Covered by the Incentive Plan. A total of 650,000 shares of common stock, which is equal to approximately 4.7% of the issued and outstanding common stock, has been reserved for future issuance pursuant to the Incentive Plan. No more than 130,000, or 20%, of the shares reserved under the Incentive Plan may be granted as Share Awards. In the event of a stock split, reverse stock split, subdivision, stock dividend or any other capital adjustment, the number of shares of common stock under the Incentive Plan, the number of shares to which any Award relates and the exercise price per share under any option or stock appreciation right shall be adjusted to reflect such increase or decrease in the total number of shares of common stock outstanding or such capital adjustment.

Amendment and Termination of the Incentive Plan. The board of directors may at any time terminate or amend the Incentive Plan with respect to any shares of common stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the board may deem to be advisable. The board of directors may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under the Incentive Plan except as specifically authorized by the plan.

Unless sooner terminated, the Incentive Plan shall continue in effect for a period of ten years from February 15, 2005, the date that the Incentive Plan was adopted by the board of directors. Termination of the Incentive Plan shall not affect any previously granted Awards.

Awards to be Granted. The Company has not made any determination as to the timing or recipients of grants of Awards under the Incentive Plan.

Awards Granted or Available Under Existing Plans. As of December 31, 2004, options covering 946,018 shares of common stock were issued and outstanding under the Company’s existing stock option plans and 92,362 shares remained available for grant under such plans.

Federal Income Tax Consequences. Set forth below is a summary of the federal income tax consequences under the Internal Revenue Code relating to awards which may be granted under the Incentive Plan.

Incentive Stock Options. No taxable income is recognized by the optionee upon the grant or exercise of an incentive stock option that meets the requirements of Section 422 of the Code. However, the exercise of an incentive stock option may result in alternative minimum tax liability for the optionee. If no disposition of shares issued to an optionee pursuant to the exercise of an incentive stock option is made by the optionee within two years from the date of grant or within one year after the date of exercise, then upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and no deduction will be allowed to the Company for federal income tax purposes.

If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on an arm’s length sale of such shares) over the exercise price of the underlying options, and the Company will be entitled to deduct such amount. Any gain realized from the shares in excess of the amount taxed as ordinary income will be taxed as capital gain and will not be deductible by the Company.

An incentive stock option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment, except in certain cases where the incentive stock option is exercised after the death or permanent and total disability of the optionee. If an incentive stock option is exercised at a time when it no longer qualifies for the tax treatment described above, the option is treated as a nonqualified stock option.

Nonqualified Stock Options. No taxable income is recognized by the optionee at the time a nonqualified stock option is granted under the Incentive Plan. Generally, on the date of exercise of a nonqualified stock option, ordinary income is recognized by the optionee in an amount equal to the difference between the exercise price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount. Upon disposition of the shares acquired, an optionee generally recognizes the appreciation or depreciation on the shares after the date of exercise as either short-term or long-term capital gain or loss depending on how long the shares have been held. In general, common stock issued upon exercise of an option or stock appreciation right granted under the Incentive Plan will be transferable and not subject to a risk of forfeiture at the time issued.

Share Awards. Upon the receipt of a share award, the holder will realize income for federal income tax purposes equal to the amount received, whether in cash, shares of stock or both, and the Company will be entitled to a deduction for federal income tax purposes in the same amount. Pursuant to Section 83 of the Code, recipients of share awards will recognize ordinary income in an amount equal to the fair market value of the shares of common stock granted to them at the time that the shares vest and become transferable. A recipient of a share award may also elect, however, to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of share awards in the year in which such amounts are included in income.

Stock Appreciation Rights. No income will be recognized by an optionee in connection with the grant of a stock appreciation right. When the stock appreciation right is exercised, the optionee generally will be required to include as taxable ordinary income in the year of such exercise an amount equal to the amount of cash received and the fair market value of any stock received. The Company generally will be entitled to a deduction equal to the amount includable as ordinary income by such optionee.

Deduction Limit for Certain Executive Officers. Section 162(m) of the Code generally limits the deduction for certain compensation in excess of $1 million per year paid by a publicly-traded corporation to its chief executive officer and the four other most highly compensated executive officers (“covered executive”). Certain types of compensation, including compensation based on performance goals, are excluded from the $1 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors, as defined; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by stockholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

The Incentive Plan has been designed to meet the requirements of Section 162(m) of the Code and, as a result, the Company believes that compensation attributable to Performance Share Awards rights granted under the Incentive Plan in accordance with the foregoing requirements will be fully deductible under Section 162(m) of the Code. If the non-excluded compensation of a covered executive exceeds $1 million, however, compensation attributable to other awards, such as restricted stock, may not be fully deductible unless the grant or vesting of the award is contingent on the attainment of a performance goal determined by the committee meeting specified requirements and disclosed to and approved by the stockholders of the Company. The board of directors believes that the likelihood of any impact on the Company from the deduction limitation contained in Section 162(m) of the Code is remote at this time.

The above description of tax consequences under federal income tax law is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances. Finally, the consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

Accounting Treatment. Historically, option grants made to employees under the Company’s stock compensation plans have not resulted in any charge to earnings. However, the Company has disclosed in footnotes and pro-forma statements to its consolidated financial statements the impact those options would have upon the Company’s reported earnings were the value of those options at the time of grant treated as a compensation expense. Effective in the third quarter of fiscal 2005, the Company will be required under Statement of Financial Accounting Standards No. 123(R) “Share-Based Payment” to record as a charge to earnings the fair value of options granted. The level of expense will most likely approximate that historically disclosed as pro-forma compensation expense in the Company’s consolidated financial statement footnotes. The number of outstanding options also will be a factor in determining the Company’s earnings per share on a fully-diluted basis.

The accounting treatment applicable to stock appreciation rights and restricted stock awards under SFAS No. 123(R) generally is the same as under the original SFAS No. 123. Each of these types of awards may result in compensation expense charged against the Company’s reported earnings.

Stockholder Approval. No Awards will be granted under the Incentive Plan unless the Incentive Plan is approved by stockholders. Stockholder ratification of the Incentive Plan will satisfy listing requirements of the Nasdaq Stock Market and certain federal tax requirements applicable to incentive stock options.

The Board of Directors recommends that stockholders vote FOR adoption of the 2005 Stock Incentive Plan.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

General

The audit committee of the board of directors of the Company has appointed S.R. Snodgrass, A.C., as the independent registered public accounting firm for the Company for the year ending December 31, 2005. The board of directors has directed that the selection of the accounting firm be submitted for ratification by the stockholders at the annual meeting. The Company has been advised by S.R. Snodgrass, A.C. that neither the firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent registered public accounting firm and clients. S.R. Snodgrass, A.C. will have representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Change in Auditors

The Company’s financial statements for 2004 and prior years were audited by Ernst & Young LLP. In February 2005, the engagement of Ernst & Young LLP was terminated by the audit committee of the board of directors upon completion of the audit of the Company’s financial statements for the year ended December 31, 2004 and S.R. Snodgrass, A.C. was engaged as the independent registered public accounting firm of the Company. In connection with their audit for the years ended December 31, 2004 and 2003 and during the subsequent interim period preceding the replacement of Ernst & Young LLP, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure. Ernst & Young LLP’s report on the financial statements for 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During 2004 and 2003, Ernst & Young LLP did not advise, and has not indicated to the Company that it had reason to advise, the Company of any reportable event, as defined in Item 304(a) of Regulation S-K of the Exchange Act. During 2004 and 2003, the Company had not consulted S.R. Snodgrass, A.C. regarding the application of accounting principles, either contemplated or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any other matters that would be required to be reported herein.

Auditor Fees

The following table sets forth the aggregate fees paid by us to Ernst & Young LLP for professional services rendered by Ernst & Young LLP in connection with the audit of the Company’s consolidated financial statements for 2004 and 2003, as well as the fees paid by us to Ernst & Young LLP for audit-related services, tax services and all other services rendered by Ernst & Young LLP to us during 2004 and 2003.

	Year Ended December 31,
	2004	2003
Audit fees (1)	$413,900	$227,819
Audit-related fees (2)	35,200	38,125
Tax fees (3)	7,400	57,050
All other fees	1,500	—

Total	$458,000	$322,994

(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements, reporting on management’s assertion regarding the effectiveness of internal controls in accordance with FDICIA, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

(2)	Audit-related fees consist of fees incurred in connection with audits of the financial statements of certain of the Company’s employee benefit plans, agreed upon procedures for reviewing student loans preformed under the Federal Family Educational Loan Program and procedures performed relating to the Uniform Attestation Program.

(3)	Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

Pre-Approval Policy and Procedures

The audit committee selects the Company’s independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent auditor during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

Since May 6, 2003, the effective date of SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Ernst & Young LLP and S.R. Snodgrass, A.C. was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC’s rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as our independent registered public accounting firm for the year ending December 31, 2005.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than those matters described in this proxy statement. However, if any other matters should properly come before the annual meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of solicitation of proxies will be borne by the Company. The Company has retained Morrow & Company, a professional proxy solicitation firm, to assist in the solicitation of proxies. The fee arrangement with such firm is $3,000 plus reimbursement for out-of-pocket expenses. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

STOCKHOLDER PROPOSALS AND STOCKHOLDER

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any proposal which a stockholder wishes to have included in the proxy solicitation materials to be used in connection with the next annual meeting of stockholders of the Company, must be received at the principal executive offices of the Company, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117, Attention: Secretary, no later than November 18, 2005. If such proposal is in compliance with all of the requirements of Rule 14a-8 promulgated under the Exchange Act, it will be included in the Company’s proxy statement and set forth on the form of proxy issued for the next annual meeting of stockholders. It is urged that any such proposals be sent by certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10.F of the Company’s articles of incorporation, which provides that to be properly brought before an annual meeting, business must be (a) properly brought before the meeting by or at the direction of the board of directors or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company, or not later than February 19, 2006 in connection with the next annual meeting of stockholders of the Company. A stockholder’s notice must set forth, as to each matter the stockholder proposes to bring before an annual meeting, (a) a brief description of the business desired to be brought before the annual meeting and (b) certain other information set forth in the articles of incorporation. No stockholder proposals have been received by the Company in connection with the annual meeting.

The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Board of Directors, c/o Frank Martz, Secretary, ESB Financial Corporation, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117.

ANNUAL REPORTS AND FINANCIAL STATEMENTS

A copy of the Company’s annual report to stockholders for the year ended December 31, 2004 accompanies this proxy statement.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of its Annual Report on Form 10-K filed with the SEC under the Exchange Act for the year ended December 31, 2004. Upon written request, the Company will furnish to any such stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to ESB Financial Corporation, 600 Lawrence Avenue, Ellwood City, Pennsylvania 16117, Attention: Secretary. The Annual Report on Form 10-K is not a part of this proxy statement.

Appendix A

ESB FINANCIAL CORPORATION

2005 STOCK INCENTIVE PLAN

ARTICLE I

ESTABLISHMENT OF THE PLAN

ESB Financial Corporation (the “Corporation”) hereby establishes this 2005 Stock Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated.

ARTICLE II

PURPOSE OF THE PLAN

The purpose of this Plan is to improve the growth and profitability of the Corporation and its Subsidiary Companies by providing Employees and Non-Employee Directors with a proprietary interest in the Corporation as an incentive to contribute to the success of the Corporation and its Subsidiary Companies, and rewarding Employees for outstanding performance and the attainment of targeted goals. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.

ARTICLE III

DEFINITIONS

3.01 “Award” means an Option, Stock Appreciation Right or Share Award granted pursuant to the terms of this Plan.

3.02 “Bank” means ESB Bank, the wholly owned subsidiary of the Corporation.

3.03 “Beneficiary” means the person or persons designated by a Recipient or Optionee to receive any benefits payable under the Plan in the event of such Recipient’s death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient’s surviving spouse, if any, or if none, his estate.

3.04 “Board” means the Board of Directors of the Corporation.

3.05 “Change in Control of the Corporation” shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not the Corporation in fact is required to comply with Regulation 14A thereunder; provided that, without limitation, such a change in control shall be deemed to have occurred if (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation’s then outstanding securities, or (ii) during any period of twenty-four consecutive months during the term of an Award, individuals who at the beginning of such period constitute the Board of the Corporation cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation’s stockholders, of each director who was not a director at the date of grant has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

3.06 “Code” means the Internal Revenue Code of 1986, as amended.

3.07 “Committee” means a committee of two or more directors appointed by the Board pursuant to Article IV hereof each of whom shall be a non-employee director (i) as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto and (ii) within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

3.08 “Common Stock” means shares of the common stock, $.01 par value per share, of the Corporation.

3.09 “Disability” means any physical or mental impairment which qualifies an individual for disability benefits under the applicable long-term disability plan maintained by the Corporation or a Subsidiary Company, or, if no such plan applies, which would qualify such individual for disability benefits under the long-term disability plan maintained by the Corporation, if such individual were covered by that plan.

3.10 “Effective Date” means the day upon which the Board approves this Plan.

3.11 “Employee” means any person who is employed by the Corporation or a Subsidiary Company, or is an Officer of the Corporation or a Subsidiary Company, but not including directors who are not also Officers of or otherwise employed by the Corporation or a Subsidiary Company.

3.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

3.13 “Exercise Price” means the price at which a share of Common Stock may be purchased by an Optionee pursuant to an Option.

3.14 “Fair Market Value” shall be equal to the fair market value per share of the Corporation’s Common Stock on the date an Award is granted. For purposes hereof, the Fair Market Value of a share of Common Stock shall be the closing sale price of a share of Common Stock on the date in question (or, if such day is not a trading day in the U.S. markets, on the nearest preceding trading day), as reported with respect to the principal market (or the composite of the markets, if more than one) or national quotation system in which such shares are then traded, or if no such closing prices are reported, the mean between the high bid and low asked prices that day on the principal market or national quotation system then in use, or if no such quotations are available, the price furnished by a professional securities dealer making a market in such shares selected by the Committee.

3.15 “Incentive Stock Option” means any Option granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code or any successor thereto.

3.16 “Non-Employee Director” means a member of the Board of the Corporation or Board of Directors of the Bank, including an advisory director or a director emeritus of the Board of the Corporation and/or the Bank, who is not an Officer or Employee of the Corporation or any Subsidiary Company.

3.17 “Non-Qualified Option” means any Option granted under this Plan which is not an Incentive Stock Option.

3.18 “Officer” means an Employee whose position in the Corporation or Subsidiary Company is that of a corporate officer, as determined by the Board.

3.19 “Option” means a right granted under this Plan to purchase Common Stock.

3.20 “Optionee” means an Employee or Non-Employee Director or former Employee or Non-Employee Director to whom an Option is granted under the Plan.

3.21 “Performance Share Award” means a Share Award granted to a Recipient pursuant to Section 9.06 of the Plan.

3.22 “Performance Goal” means an objective for the Corporation or any Subsidiary Company or any unit thereof or any Employee of the foregoing that may be established by the Committee for a Performance Share Award to

become vested, earned or exercisable. The establishment of Performance Goals are intended to make the applicable Performance Share Awards “performance based” compensation within the meaning of Section 162(m) of the Code, and the Performance Goals shall be based on one or more of the following criteria:

(i)	net income, as adjusted for non-recurring items;
(ii)	cash earnings;
(iii)	earning per share;
(iv)	cash earnings per share;
(v)	return on average equity;
(vi)	return on average assets;
(vii)	assets;
(viii)	stock price;
(ix)	total stockholder return;
(x)	capital;
(xi)	net interest income;
(xii)	market share;
(xiii)	cost control or efficiency ratio; and
(xiv)	asset growth.

3.23 “Recipient” means an Employee who receives a Share Award or Performance Share Award under the Plan.

3.24 “Retirement” means a termination of employment which constitutes a retirement under the Corporation’s qualified retirement plan maintained by the Corporation or a Subsidiary Corporation, or, if no such plan is applicable, which would constitute retirement under the Corporation’s qualified retirement plan, if such individual were a participant in that plan.

3.25 “Share Award” means a right granted under this Plan to receive a distribution of shares of Common Stock upon completion of the service and other requirements described in Article IX and includes Performance Share Awards.

3.26 “Stock Appreciation Right” means a right to surrender an Option in consideration for a payment by the Corporation in Common Stock, as provided in the discretion of the Committee in accordance with Section 8.10.

3.27 “Subsidiary Companies” means those subsidiaries of the Corporation, including the Bank, which meet the definition of “subsidiary corporations” set forth in Section 425(f) of the Code, at the time of granting of the Award in question.

ARTICLE IV

ADMINISTRATION OF THE PLAN

4.01 Duties of the Committee. The Plan shall be administered and interpreted by the Committee, as appointed from time to time by the Board pursuant to Section 4.02. The Committee shall have the authority to adopt, amend and rescind such rules, regulations and procedures as, in its opinion, may be advisable in the administration of the Plan, including, without limitation, rules, regulations and procedures which (i) deal with satisfaction of an Optionee’s tax withholding obligation pursuant to Section 13.02 hereof, (ii) include arrangements to facilitate the Optionee’s ability to borrow funds for payment of the exercise or purchase price of an Award, if applicable, from securities brokers and dealers, and (iii) include arrangements which provide for the payment of some or all of such exercise or purchase price by delivery of previously-owned shares of Common Stock or other property and/or by withholding some of the shares of Common Stock which are being acquired. The interpretation and construction by the Committee of any provisions of the Plan, any rule, regulation or procedure adopted by it pursuant thereto or of any Award shall be final and binding in the absence of action by the Board.

4.02 Appointment and Operation of the Committee. The members of the Committee shall be appointed by, and will serve at the pleasure of, the Board. The Board from time to time may remove members from, or add members to, the Committee, provided the Committee shall continue to consist of two or more members of the Board, each of whom shall be a non-employee director, as defined in Rule 16b-3(b)(3)(i) of the Exchange Act or any successor thereto. In addition, each member of the Committee shall be an “outside director” within the meaning of Section 162(m) of the Code and regulations thereunder at such times as is required under such regulations. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. It may appoint one of its members to be chairman and any person, whether or not a member, to be its secretary or agent. The Committee shall report its actions and decisions to the Board at appropriate times but in no event less than one time per calendar year.

4.03 Revocation for Misconduct. The Board or the Committee may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, to the extent not yet vested or exercised, previously granted or awarded under this Plan to an Employee who is discharged from the employ of the Corporation or a Subsidiary Company for cause, which, for purposes hereof, shall mean termination because of the Employee’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order. Awards granted to a Non-Employee Director who is removed for cause pursuant to the Corporation’s Articles of Incorporation and Bylaws or the Bank’s Charter and Bylaws shall terminate as of the effective date of such removal.

4.04 Limitation on Liability. Neither the members of the Board nor any member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any rule, regulation or procedure adopted by it pursuant thereto or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Corporation shall, subject to the requirements of applicable laws and regulations, indemnify such member against all liabilities and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and its Subsidiary Companies and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

4.05 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of or obtaining of consents or approvals with respect to such shares under any federal or state law or any rule or regulation of any government body, which the Corporation shall, in its sole discretion, determine to be necessary or advisable. Moreover, no Option may be exercised if such exercise would be contrary to applicable laws and regulations.

4.06 Restrictions on Transfer. The Corporation may place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such shares may be restricted by applicable laws and regulations.

ARTICLE V

ELIGIBILITY

Awards may be granted to such Employees and Non-Employee Directors of the Corporation and its Subsidiary Companies as may be designated from time to time by the Board or the Committee. Awards may not be granted to individuals who are not Employees or Non-Employee Directors of either the Corporation or its Subsidiary Companies. Non-Employee Directors shall be eligible to receive only Non-Qualified Options under the Plan.

ARTICLE VI

COMMON STOCK COVERED BY THE PLAN

6.01 Number of Shares. The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in Article X, shall be 650,000. None of such shares shall be the subject of more than one Award at any time, but if an Option as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

6.02 Source of Shares. The shares of Common Stock issued under the Plan may be authorized but unissued shares, treasury shares or shares purchased by the Corporation on the open market or from private sources for use under the Plan.

ARTICLE VII

DETERMINATION OF

AWARDS, NUMBER OF SHARES, ETC.

7.01 Determination of Awards. The Board or the Committee shall, in its discretion, determine from time to time which Employees and Non-Employee Directors will be granted Awards under the Plan, the number of shares of Common Stock subject to each Award, whether each Option will be an Incentive Stock Option or a Non-Qualified Stock Option and the Exercise Price of an Option and whether a Share Award will be a Performance Share Award. In making all such determinations there shall be taken into account the duties, responsibilities and performance of each Optionee, his present and potential contributions to the growth and success of the Corporation, his salary and such other factors deemed relevant to accomplishing the purposes of the Plan.

7.02 Limitation on Share Awards. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Share Awards may be issued under this Plan shall be 130,000 shares, or 20% of the total shares available for issuance under this Plan. None of such shares shall be the subject of more than one Award at any time, but if a Share Award as to any shares is surrendered before vested, or expires or terminates for any reason without vesting in full, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

7.03 Maximum Awards to any Person. Notwithstanding anything contained in this Plan to the contrary, the maximum number of shares of Common Stock to which Awards may be granted to any individual in any calendar year shall be 50,000 shares.

ARTICLE VIII

OPTIONS AND STOCK APPRECIATION RIGHTS

Each Option granted hereunder shall be on the following terms and conditions:

8.01 Stock Option Agreement. The proper Officers on behalf of the Corporation and each Optionee shall execute a Stock Option Agreement which shall set forth the total number of shares of Common Stock to which it pertains, the exercise price, whether it is a Non-Qualified Option or an Incentive Stock Option, and such other terms, conditions, restrictions and privileges as the Board or the Committee in each instance shall deem appropriate, provided they are not inconsistent with the terms, conditions and provisions of this Plan. Each Optionee shall receive a copy of his executed Stock Option Agreement.

8.02 Option Exercise Price.

(a) Incentive Stock Options. The per share price at which the subject Common Stock may be purchased upon exercise of an Incentive Stock Option shall be no less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Incentive Stock Option is granted, except as provided in Section 8.09(b).

(b) Non-Qualified Options. The per share price at which the subject Common Stock may be purchased upon exercise of a Non-Qualified Option shall be established by the Committee at the time of grant, but in no event shall be less than the greater of (i) the par value or (ii) one hundred percent (100%) of the Fair Market Value of a share of Common Stock at the time such Non-Qualified Option is granted.

8.03 Vesting and Exercise of Options.

(a) General Rules. Incentive Stock Options and Non-Qualified Options shall become vested and exercisable at the rate, to the extent and subject to such limitations as may be specified by the Board or the Committee. Notwithstanding the foregoing, no vesting shall occur on or after an Employee’s employment or service as a Non-Employee Director with the Corporation and all Subsidiary Companies is terminated for any reason other than his death, Disability, Retirement or a Change in Control of the Corporation. In determining the number of shares of Common Stock with respect to which Options are vested and/or exercisable, fractional shares will be rounded up to the nearest whole number if the fraction is 0.5 or higher, and down if it is less.

(b) Accelerated Vesting. Unless the Committee or Board shall specifically state otherwise at the time an Option is granted, all Options granted under this Plan shall become vested and exercisable in full on the date an Optionee terminates his employment with the Corporation or a Subsidiary Company or service as a Non-Employee Director because of his death, Disability or Retirement. In addition, all outstanding Options shall become immediately vested and exercisable in full as of the effective date of a Change in Control of the Corporation.

8.04 Duration of Options.

(a) Employee Grants. Except as provided in Sections 8.04(b) and 8.09, each Option or portion thereof granted to an Employee shall be exercisable at any time on or after it vests and remain exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) months after the date on which the Employee ceases to be employed by Corporation and all Subsidiary Companies, or any successor thereto, unless the Board or the Committee in its discretion decides at the time of grant or thereafter to extend such period of exercise upon termination of employment or service to a period not exceeding five (5) years.

(b) Non-Employee Director Grants. Except as provided in Section 8.05(c), each Option or portion thereof granted to a Non-Employee Director shall be exercisable at any time on or after it vests and becomes exercisable until the earlier of (i) ten (10) years after its date of grant or (ii) three (3) years after the date on which the Optionee ceases to serve as a Non-Employee Director.

(c) Exceptions. Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee terminates his employment with the Corporation or a Subsidiary Company as a result of Disability or Retirement without having fully exercised his Options, the Employee shall have the right, during the one (1) year period following his termination due to Disability or Retirement, to exercise such Options.

Unless the Board or the Committee shall specifically state otherwise at the time an Option is granted, if an Employee or Non-Employee Director terminates his employment or service with the Corporation or a Subsidiary Company following a Change in Control of the Corporation without having fully exercised his Options, the Optionee shall have the right to exercise such Options during the remainder of the original ten (10) year term of the Option from the date of grant.

If an Optionee dies while in the employ or service of the Corporation or a Subsidiary Company or terminates employment or service with the Corporation or a Subsidiary Company as a result of Disability or Retirement and dies without having fully exercised his Options, the executors, administrators, legatees or distributees of his estate shall have the right, during the one (1) year period following his death, to exercise such Options.

In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.

8.05 Nonassignability. Options shall not be transferable by an Optionee except by will or the laws of descent or distribution, and during an Optionee’s lifetime shall be exercisable only by such Optionee or the Optionee’s guardian or legal representative. Notwithstanding the foregoing, or any other provision of this Plan, an Optionee who holds Non-Qualified Options may transfer such Options to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Optionee who originally received the grant or to an individual or trust to whom the Optionee could have initially transferred the Option pursuant to this Section 8.05. Options which are transferred pursuant to this Section 8.05 shall be exercisable by the transferee according to the same terms and conditions as applied to the Optionee.

8.06 Manner of Exercise. Options may be exercised in part or in whole and at one time or from time to time. The procedures for exercise shall be set forth in the written Stock Option Agreement provided for in Section 8.01 above.

8.07 Payment for Shares. Payment in full of the purchase price for shares of Common Stock purchased pursuant to the exercise of any Option shall be made to the Corporation upon exercise of the Option. All shares sold under the Plan shall be fully paid and nonassessable. Payment for shares may be made by the Optionee (i) in cash or by check, (ii) by delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to sell the shares and then to properly deliver to the Corporation the amount of sale proceeds to pay the exercise price, all in accordance with applicable laws and regulations, (iii) at the discretion of the Board or the Committee, by delivering shares of Common Stock (including shares acquired pursuant to the exercise of an Option) equal in Fair Market Value to the purchase price of the shares to be acquired pursuant to the Option, (iv) at the discretion of the Board or the Committee, by withholding some of the shares of Common Stock which are being purchased upon exercise of an Option, or (v) any combination of the foregoing. With respect to subclause (iii) hereof, the shares of Common Stock delivered to pay the purchase price must have either been (x) purchased in open market transactions or (y) issued by the Corporation pursuant to a plan thereof, in each case more than six months prior to the exercise date of the Option.

8.08 Voting and Dividend Rights. No Optionee shall have any voting or dividend rights or other rights of a stockholder in respect of any shares of Common Stock covered by an Option prior to the time that his name is recorded on the Corporation’s stockholder ledger as the holder of record of such shares acquired pursuant to an exercise of an Option.

8.09 Additional Terms Applicable to Incentive Stock Options. All Options issued under the Plan as Incentive Stock Options will be subject, in addition to the terms detailed in Sections 8.01 to 8.08 above, to those contained in this Section 8.09.

(a) Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year under this Plan, and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Corporation (or any parent or Subsidiary Company), shall not exceed $100,000.

(b) Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Corporation or any Subsidiary Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Corporation at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the earlier of the date determined under Section 8.04 or the expiration of five (5) years from the date such Incentive Stock Option is granted.

(c) Notice of Disposition; Withholding; Escrow. An Optionee shall immediately notify the Corporation in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed of. The Corporation shall be entitled to withhold from any compensation or other payments then or thereafter due to the Optionee such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Optionee any additional amounts which may be required for such purpose. The Committee may, in its discretion, require shares of Common Stock acquired by an Optionee upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section 8.09(c).

8.10 Stock Appreciation Rights.

(a) General Terms and Conditions. The Board or the Committee may, but shall not be obligated to, authorize the Corporation, on such terms and conditions as it deems appropriate in each case, to grant rights to Optionees to surrender an exercisable Option, or any portion thereof, in consideration for the payment by the Corporation of an amount equal to the excess of the Fair Market Value of the shares of Common Stock subject to the Option, or portion thereof, surrendered over the exercise price of the Option with respect to such shares (any such authorized surrender and payment being hereinafter referred to as a “Stock Appreciation Right”). Such payment shall be made in shares of Common Stock valued at the then Fair Market Value thereof.

The terms and conditions set with respect to a Stock Appreciation Right may include (without limitation), subject to other provisions of this Section 8.10 and the Plan: the period during which, date by which or event upon which the Stock Appreciation Right may be exercised; the method for valuing shares of Common Stock for purposes of this Section 8.10; a ceiling on the amount of consideration which the Corporation may pay in connection with exercise and cancellation of the Stock Appreciation Right; and arrangements for income tax withholding. The Board or the Committee shall have complete discretion to determine whether, when and to whom Stock Appreciation Rights may be granted.

(b) Time Limitations. If a holder of a Stock Appreciation Right terminates service with the Corporation as an Officer or Employee, the Stock Appreciation Right may be exercised only within the period, if any, within which the Option to which it relates may be exercised.

(c) Effects of Exercise of Stock Appreciation Rights or Options. Upon the exercise of a Stock Appreciation Right, the number of shares of Common Stock available under the Option to which it relates shall decrease by a number equal to the number of shares for which the Stock Appreciation Right was exercised. Upon the exercise of an Option, any related Stock Appreciation Right shall terminate as to any number of shares of Common Stock subject to the Stock Appreciation Right that exceeds the total number of shares for which the Option remains unexercised.

(d) Time of Grant. A Stock Appreciation Right granted in connection with an Incentive Stock Option must be granted concurrently with the Option to which it relates, while a Stock Appreciation Right granted in connection with a Non-Qualified Option may be granted concurrently with the Option to which it relates or at any time thereafter prior to the exercise or expiration of such Option.

(e) Non-Transferable. The holder of a Stock Appreciation Right may not transfer or assign the Stock Appreciation Right otherwise than by will or in accordance with the laws of descent and distribution, and during a holder’s lifetime a Stock Appreciation Right may be exercisable only by the holder.

ARTICLE IX

SHARE AWARDS

9.01 Share Award Notice. As promptly as practicable after the granting of a Share Award pursuant to the terms hereof, the Board or the Committee shall notify the Recipient in writing of the grant of the Share Award, the number of shares covered by the Share Award, whether the Share Award is a Performance Share Award and the terms upon which the shares subject to the Share Award shall be distributed to the Recipient. The Board or the Committee shall maintain records as to all grants of Share Awards and Performance Share Awards under the Plan.

9.02 Earning Plan Shares; Forfeitures.

(a) General Rules. Subject to the terms hereof, Share Awards granted hereunder shall be earned at the rate and to the extent as may be specified by the Committee at the date of grant thereof. If the employment of an Employee is terminated before the Share Award has been completely earned for any reason (except as specifically provided in subsections (b), (c) and (d) below), the Recipient shall forfeit the right to any shares subject to the Share Award which have not theretofore been earned. In the event of a forfeiture of the right to any shares subject to a Share Award, such forfeited shares shall become available for grant pursuant to Articles VI and VII as if no Share Award had been previously granted with respect to such shares. No fractional shares shall be distributed pursuant to this Plan.

(b) Exception for Termination Due to Death, Disability or Retirement. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient whose employment with the Corporation or any Subsidiary Company terminates due to death, Disability or Retirement shall be deemed fully earned as of the Recipient’s last day of employment with the Corporation or any Subsidiary Company and shall be distributed as soon as practicable thereafter.

(c) Exception for a Change in Control of the Corporation. Notwithstanding the general rule contained in Section 9.02(a), all shares subject to a Share Award held by a Recipient shall be deemed to be fully earned as of the effective date of a Change in Control of the Corporation.

9.03 Dividends and Voting. A Recipient shall not be entitled to receive any cash dividends or stock dividends declared on the Common Stock with respect to any unvested Share Award. A Recipient shall not be entitled to any voting rights with respect to any unvested Share Award which has not yet been earned and distributed to him or her pursuant to Section 9.04.

9.04 Distribution of Plan Shares.

(a) Timing of Distributions: General Rule. Subject to the provisions of Section 9.06 hereof, shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned (in any event, shares shall be distributed in the same taxable year in which the shares were earned).

(b) Form of Distributions. All shares, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each share earned and distributable.

(c) Restrictions on Selling of Plan Shares. Share Awards may not be sold, assigned, pledged or otherwise disposed of prior to the time that they are earned and distributed pursuant to the terms of this Plan. Upon distribution, the Board or the Committee may require the Recipient or his Beneficiary, as the case may be, to agree not to sell or otherwise dispose of his distributed shares except in accordance with all then applicable Federal and state securities laws, and the Board or the Committee may cause a legend to be placed on the stock certificate(s) representing the distributed shares in order to restrict the transfer of the distributed shares for such period of time or under such circumstances as the Board or the Committee, upon the advice of counsel, may deem appropriate.

9.05 Rights of Recipients. Notwithstanding anything to the contrary herein, a Participant who receives a Share Award payable in Common Stock shall have no rights as a stockholder until the Common Stock is issued pursuant to the terms of the Award Agreement.

9.06 Performance Awards

(a) Designation of Performance Share Awards. The Committee may determine to make any Share Award a Performance Share Award by making such Share Award contingent upon the achievement of a Performance Goal or any combination of Performance Goals. Each Performance Share Award shall be evidenced by a written agreement (“Award Agreement”), which shall set forth the Performance Goals applicable to the Performance Share Award, the maximum amounts payable and such other terms and conditions as are applicable to the Performance Share Award. Each Performance Share Award shall be granted and administered to comply with the requirements of Section 162(m) of the Code.

(b) Timing of Grants. Any Performance Share Award shall be made not later than 90 days after the start of the period for which the Performance Share Award relates and shall be made prior to the completion of 25% of such period. All determinations regarding the achievement of any Performance Goals will be made by the Committee. The Committee may not increase during a year the amount of a Performance Share Award that would otherwise be payable upon achievement of the Performance Goals but may reduce or eliminate the payments as provided for in the Award Agreement.

(c) Restrictions on Grants. Nothing contained in the Plan will be deemed in any way to limit or restrict the Committee from making any Award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

(d) Distribution. No Performance Share Award or portion thereof that is subject to the attainment or satisfaction of a condition of a Performance Goal shall be distributed or considered to be earned or vested until the Committee certifies in writing that the conditions or Performance Goal to which the distribution, earning or vesting of such Award is subject have been achieved.

9.07. Nontransferable. Share Awards and Performance Share Awards and rights to shares shall not be transferable by a Recipient, and during the lifetime of the Recipient, shares which are the subject of Share Awards may only be earned by and paid to a Recipient who was notified in writing of a Share Award by the Committee pursuant to Section 9.01. No Recipient or Beneficiary shall have any right in or claim to any assets of the Plan nor shall the Corporation or any Subsidiary Company be subject to any claim for benefits hereunder.

ARTICLE X

ADJUSTMENTS FOR CAPITAL CHANGES

The aggregate number of shares of Common Stock available for issuance under this Plan, the number of shares to which any outstanding Award relates, the maximum number of shares that can be covered by Awards to each Employee, each Non-Employee Director and all Non-Employee Directors as a group, and the exercise price per share of Common Stock under any outstanding Option shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of this Plan resulting from a split, subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt or payment of consideration by the Corporation. If, upon a merger, consolidation, reorganization, liquidation, recapitalization or the like of the Corporation, the shares of the Corporation’s Common Stock shall be exchanged for other securities of the Corporation or of another corporation, each recipient of an Award shall be entitled, subject to the conditions herein stated, to purchase or acquire such number of shares of Common Stock or amount of other securities of the Corporation or such other corporation as were exchangeable for the number of shares of Common Stock of the Corporation which such optionees would have been entitled to purchase or acquire except for such action, and appropriate adjustments shall be made to the per share exercise price of outstanding Options.

ARTICLE XI

AMENDMENT AND TERMINATION OF THE PLAN

The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock as to which Awards have not been granted, subject to any required stockholder approval or any stockholder approval which the Board may deem to be advisable for any reason, such as for the purpose of obtaining or retaining any statutory or regulatory benefits under tax, securities or other laws or satisfying any applicable stock exchange listing requirements. The Board may not, without the consent of the holder of an Award, alter or impair any Award previously granted or awarded under this Plan except as specifically authorized herein. Notwithstanding the foregoing, in the event that the Committee determines, after a review of Section 409A of the Code and all applicable Internal Revenue Service guidance, that the Plan or any provision thereof is subject to Section 409A of the Code, the Committee may amend the Plan or any Award to make any changes required for it to comply with Section 409A of the Code.

ARTICLE XII

EMPLOYMENT AND SERVICE RIGHTS

Neither the Plan nor the grant of any Awards hereunder nor any action taken by the Committee or the Board in connection with the Plan shall create any right on the part of any Employee or Non-Employee Director to continue in such capacity.

ARTICLE XIII

WITHHOLDING

13.01 Tax Withholding. The Corporation may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Corporation may require the Optionee to pay to the Corporation the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Corporation also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.09(c).

13.02 Methods of Tax Withholding. The Board or the Committee is authorized to adopt rules, regulations or procedures which provide for the satisfaction of an Optionee’s tax withholding obligation by the retention of shares of Common Stock to which the Employee would otherwise be entitled pursuant to an Award and/or by the Optionee’s delivery of previously-owned shares of Common Stock or other property.

ARTICLE XIV

EFFECTIVE DATE OF THE PLAN; TERM

14.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder no earlier than the date that this Plan is approved by stockholders of the Corporation and prior to the termination of the Plan, provided that this Plan is approved by stockholders of the Corporation pursuant to Article XV hereof.

14.02 Term of the Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.

ARTICLE XV

STOCKHOLDER APPROVAL

The Corporation shall submit this Plan to stockholders for approval at a meeting of stockholders of the Corporation held within twelve (12) months following the Effective Date in order to meet the requirements of (i) Section 422 of the Code and regulations thereunder, (ii) Section 162(m) of the Code and regulations thereunder, and (iii) the National Association of Securities Dealers, Inc. for quotation of the Common Stock on the Nasdaq Stock Market’s National Market.

ARTICLE XVI

MISCELLANEOUS

16.01 Governing Law. To the extent not governed by federal law, this Plan shall be construed under the laws of the Commonwealth of Pennsylvania.

16.02 Pronouns. Wherever appropriate, the masculine pronoun shall include the feminine pronoun, and the singular shall include the plural.

ESB FINANCIAL CORPORATION	REVOCABLE PROXY

This proxy is solicited on behalf of the Board of Directors of ESB Financial Corporation (the “Company”) for use only at the Annual Meeting of Stockholders to be held on April 20, 2005 and at any adjournment thereof.

The undersigned hereby appoints the Board of Directors of the Company, or any successors thereto, as proxies, with full powers of substitution, to vote the shares of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005, at 4:00 p.m., local time, or at any adjournment thereof, with all the powers that the undersigned would possess if personally present, as indicated below.

1.	Election of Directors

☐ FOR all nominees listed (except as marked to the contrary.)	☐ WITHHOLD AUTHORITY to vote for all nominees listed.

Nominees for three-year term: Herbert S. Skuba and Charles Delman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to approve the ESB Financial Corporation 2005 Stock Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In their discretion, the proxies are authorized to vote with respect to approval of the minutes of the last meeting of stockholders, the election of any person as a director if the nominee is unable to serve or for good cause will not serve, matters incident to the conduct of the meeting, and upon such other matters as may properly come before the meeting.

The Board of Directors recommends that you vote FOR the nominees for director, FOR approval of the 2005 Stock Incentive Plan and FOR the proposal to ratify the independent registered public accounting firm for 2005. You are encouraged to specify your choices by marking the appropriate boxes on the reverse side; however, you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy may not be voted for any person who is not a nominee of the Board of Directors of the Company. This proxy may be revoked at any time before it is exercised.

Shares of Common Stock of the Company will be voted as specified. If no specification is made, shares will be voted FOR the election of the Board of Directors’ nominees to the Board of Directors, FOR the proposal to approve the 2005 Stock Incentive Plan and FOR the proposal to ratify the independent registered public accounting firm for 2005, and otherwise at the discretion of the proxies.

Please be sure to sign and date this Proxy in the box below.

Date:

Stockholder sign above — co-holder (if any) sign above

The above hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of the Company called for April 20, 2005, a Proxy Statement for the Annual Meeting and the 2004 Annual Report to Stockholders.

Please sign exactly as your name(s) appear(s) on this proxy. Only one signature is required in case of a joint account. When signing in a representative capacity, please give title.

Please mark, sign, date and promptly return this proxy card using the enclosed envelope.

March 18, 2005

TO:	Participants in the Employee Stock Ownership Plan and the Retirement Savings Plan of ESB Financial Corporation and the Employee Stock Ownership Plan of Peoples Home Savings Bank

As described in the enclosed materials, your proxy as a stockholder of ESB Financial Corporation is being solicited in connection our upcoming Annual Meeting of Stockholders because you have shares of ESB common stock allocated to your account under the Employee Stock Ownership Plan (“ESOP”) of ESB, the Retirement Savings Plan (“401(k) Plan”) of ESB or the ESOP of Peoples Home Savings Bank. I hope you will take advantage of the opportunity to direct the manner in which shares of ESB common stock allocated to your accounts under plans will be voted at the Annual Meeting.

Enclosed with this letter is a Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account(s) in the plans. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the plans by marking, dating, signing and returning the enclosed voting instruction ballot(s) to the administrators of the plans, who will tabulate the votes for the Trustees of the plans. The Trustees will certify the totals to ESB for the purpose of having those shares voted at the Annual Meeting.

We urge each of you to vote, as a means of participating in the governance of the affairs of ESB. If your voting instructions for the ESB ESOP are not received, the shares allocated to your account will be voted by the Trustees in the same ratio as to those shares for which participant’s instructions are received. If your voting instructions for the 401(k) Plan are not received, the shares allocated to your account will not be voted. If your voting instructions for the Peoples Home Savings Bank ESOP are not received, the shares allocated to your account will be voted by the Trustees at the direction of the board of directors or plan committee. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the plans. You will receive other voting material for those shares owned by you individually and not under the plans.

Sincerely,

Charlotte A. Zuschlag
President and Chief Executive Officer

ESB FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

VOTING INSTRUCTION BALLOT

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust (“ESOP”) of ESB Financial Corporation (“ESB”) to vote, as designated below, all the shares of common stock of ESB allocated to his or her account under the ESOP as of March 4, 2005, at the Annual Meeting of Stockholders to be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005 at 4:00 p.m., local time, and any adjournment thereof.

1.	Election of Directors

☐	FOR all nominees listed ☐ WITHHOLD AUTHORITY to
(except as marked to the vote for all nominees listed.
contrary.)

Nominees for three-year term: Herbert S. Skuba and Charles Delman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to approve the ESB Financial Corporation 2005 Stock Incentive Plan.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

3.	Proposal to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

4.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The ESB Board of Directors recommends a vote “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. Such votes are hereby solicited by ESB’s Board of Directors.

Dated:                                 , 2005

_____________________________

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. If you do not return this card, your shares will be voted by the Trustees in the same ratio as to those shares for which participant’s instructions are received.

ESB FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

VOTING INSTRUCTION BALLOT

The undersigned hereby instructs the Trustees of the Retirement Savings Plan (“401(k) Plan”) of ESB Financial Corporation (“ESB”) to vote, as designated below, all the shares of common stock of ESB allocated to his or her account under the 401(k) Plan as of March 4, 2005, at the Annual Meeting of Stockholders to be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005 at 4:00 p.m., local time, and any adjournment thereof.

1.	Election of Directors

☐	FOR all nominees listed ☐ WITHHOLD AUTHORITY to
(except as marked to the vote for all nominees listed.
contrary.)

Nominees for three-year term: Herbert S. Skuba and Charles Delman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to approve the ESB Financial Corporation 2005 Stock Incentive Plan.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

3.	Proposal to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

4.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The ESB Board of Directors recommends a vote “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. Such votes are hereby solicited by ESB’s Board of Directors.

Dated:                                 , 2005

_____________________________

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. If you do not return this card, your shares will not be voted.

ESB FINANCIAL CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

VOTING INSTRUCTION BALLOT

The undersigned hereby instructs the Trustees of the Employee Stock Ownership Plan and Trust (“ESOP”) of Peoples Homes Savings Bank to vote, as designated below, all the shares of common stock of ESB Financial Corporation (“ESB”) allocated to his or her account under the ESOP as of March 4, 2005, at the Annual Meeting of Stockholders to be held at the Connoquenessing Country Club located at 1512 Mercer Road, Ellwood City, Pennsylvania, on Wednesday, April 20, 2005 at 4:00 p.m., local time, and any adjournment thereof.

1.	Election of Directors

☐	FOR all nominees listed ☐ WITHHOLD AUTHORITY to
(except as marked to the vote for all nominees listed.
contrary.)

Nominees for three-year term: Herbert S. Skuba and Charles Delman

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.)

2.	Proposal to approve the ESB Financial Corporation 2005 Stock Incentive Plan.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

3.	Proposal to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2005.

☐    FOR                            ☐AGAINST                     ☐ABSTAIN

4.	In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

The ESB Board of Directors recommends a vote “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. Such votes are hereby solicited by ESB’s Board of Directors.

Dated:                                 , 2005

_____________________________

Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted “FOR” election of the nominees for director and “FOR” the proposals to approve the 2005 Stock Incentive Plan and to ratify the appointment of the independent registered public accounting firm. If you do not return this card, your shares will be voted by the Trustees at the direction of the Board of Directors or the ESOP plan committee.